SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


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                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                        December 3, 1999


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                     THE WALT DISNEY COMPANY
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                            DELAWARE
            (STATE OF JURISDICTION OF INCORPORATION)



        1-11605                           95-4545390
(COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California        91521
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                         (818) 560-1000
                 (REGISTRANT'S TELEPHONE NUMBER)


ITEM 5.   OTHER EVENTS


     During the quarter ended September 30, 1999, the Registrant made changes in the manner in which it reports its operating segments. The accompanying exhibits set forth restatements of segment results for the Registrant's 1997 and 1996 fiscal years, and for its 1998 fiscal quarters, reflecting these changes.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.A --   The Walt Disney Company
                  Consolidated Segment Results

Exhibit 99.B --   The Walt Disney Company
                  1998 Quarterly Segment Results


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE WALT DISNEY COMPANY




Date:  December 3, 1999            By:  /s/ David K. Thompson
                                      --------------------------
                                          David K. Thompson
                                        Senior Vice President
                                      Assistant General Counsel